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                                                                  EXHIBIT 10.6

                    COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                    --------------------------------------
                            AND SECURITY AGREEMENT
                            ----------------------

     This Collateral Assignment, Patent Mortgage and Security Agreement is made as of March 4, 1997, by and between INFOSPACE, INC. ("Assignor"), and COMERICA BANK-CALIFORNIA ("Assignee").

                                   RECITALS
                                   --------

     A. Assignee has agreed to lend to Assignor certain funds (the "Loan"), and Assignor desires to borrow such funds from Assignee. The Loan will be evidenced by one or more promissory notes of even date herewith (a "Note" or, collectively, the "Notes") and will be secured in part pursuant to the terms of a load and Security Agreement of even date herewith (the "Loan Agreement").

     B. In order to induce Assignee to make the Loan, Assignor has agreed to assign certain intangible property to Assignee for purposes o securing the obligations of Assignor to Assignee.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.  Assignment, Patent Mortgage and Grant of Security Interest.  As
         ----------------------------------------------------------
collateral security for the prompt and complete payment and performance of all of Assignor's present and future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto
                                                      ---------
(collectively. the "Copyrights"):

          (b) Any arid all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held:

          (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto
                                                 ---------
(collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business or Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C
                                                                 ---------
attached hereto (collectively, the "Trademarks"):

          (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above:

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          (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use; and

          (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT. BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE NOTE AND SECURITY AGREEMENT.

     2.  Authorization and Request. Assignor authorizes and requests that tile
         -------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

     3.  Covenants and Warranties. Assignor represents, warrants, covenants and
         ------------------------
agrees as follows:'

          (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business and except for liens, encumbrances or security interests described in Schedule 3 attached hereto:
   ----------

          (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is party or by which Assignor is bound:

          (c) During the term of this Assignment. Assignor will not transfer or otherwise encumber any interest in the. Collateral. except for non-exclusive licenses granted by Assignor in the ordinary course of business;

          (d) Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the. rights of any third party:

          (e) Assignor shall promptly advise Assignee of any material change in the composition of the Collateral, including but not including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

          (f) Assignor shall (i) protect. defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights,.. (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld;

          (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral to perfect or continue the perfection of Assignee's interests in the Collateral at Assignor's sole expense.
                                       --------------------------

          (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below:

          (i) Except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to

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perfect the security interests and assignment created hereunder, and, except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (I) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies hereunder:

          (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

          (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent. Assignor shall not permit the inclusion in any contract to which it becomes a party of any provisions that could or might in any way impair or prevent the creation of a security interest in Assignor's rights an interests in any property included within the definition of the Collateral acquired under such contracts.

          (l) Upon any officer of Assignor obtaining knowledge hereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any of the Collateral, the ability of Assignor or Assignee to dispose of any of the Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

     4.  Assignee's Rights. Assignee shall have the right, but not the
         -----------------
obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after five (5) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all costs and expenses incurred in the reasonable exercise of its rights under this section 4.

     5.  Inspection Rights. Assignor hereby grants to Assignee and its
         -----------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable notice to Assignor, and any of Assignor's and its subcontractors' plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold under any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

     6.  Further Assurances; Attorney in Fact.
         ------------------------------------

         (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

         (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including:

             (i) To modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

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              (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

     7.   Events of Default. The occurrence of any of the following shall
          -----------------
constitute an Event of Default  under the Assignment:

          (a) An Event of Default occurs under the Loan Agreement or any Note;
              or

          (b) Assignor breaches any warranty or agreement made by Assignor in this Agreement.

     8.   Remedies. Upon the occurrence of an Event of Default, Assignee shall
          --------
have the right to exercise all remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of default, Assignor will pay any expenses (including attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

     9.   Indemnity. Assignor agrees to defend, indemnify and hold harmless
          ---------
Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all loses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation attorneys fees and expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

     10.  Reassignment. At such time as Assignor shall completely satisfy all of
          ------------
the obligation secured hereunder, Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to revest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

     11.  Course of Dealing.  No course of dealing, nor any failure to exercise,
          -----------------
nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12.  Attorneys Fees. If any action relating to this Assignment is brought
          --------------
by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

     13.  Amendments. This Assignment may be amended only by a written
          ----------
instrument signed by both parties hereto.

     14.  Counterparts. This Assignment may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15.  California Law and Jurisdiction. This Assignment shall be governed by
          -------------------------------
the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

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     IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written

 Address of Assignor                ASSIGNOR: INFOSPACE, INC.
 3130 LA SELVA, #300
 SAN MATEO, CA 94403
                                    By: /s/ [Signature Illegable]
                                       ------------------------------
                                    Title:   Vice President
                                           --------------------------


                                    By: /s/ [Signature Illegable]
                                       ------------------------------
                                    Title:   CFO
                                             ------------------------


 Address of Assignee:               ASSIGNEE: COMERICA BANK-CALIFORNIA
 333 WEST SANTA CLARA ST
 SAN JOSE, CA 95113.                By: Mary Beth Suhr
                                       ------------------------------
                                          Mary Beth Suhr
                                          Vice President

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                                   EXHIBIT A
                                   ---------

                               List of Copyrights
                               ------------------

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                                   EXHIBIT B
                                   ---------

                                List of Patents
                                ---------------

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                                   EXHIBIT C
                                   ---------

                               List of Trademarks
                               ------------------

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